SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 31, 2001

                              PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

     Delaware                                                  1-11596                                        58-1954497
 (State or other                                         (Commission File                               (IRS Employer
jurisdiction of                                             Number)                                           Identification No.)
 incorporation)

1940 N.W. 67th Place, Suite A, Gainesville, Florida                                                 32653
(Address of principal executive offices)                                                                 (Zip Code)

Registrant's telephone number, including area code     (352) 373-4200

                                              Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

$6 Million Loan Agreement.

On January 31, 2001, the Registrant entered into a definitive loan agreement (the "Loan Agreement"), with BHC Interim Funding, L.P. ("BHC"). Pursuant to the terms of the Loan Agreement, BHC agreed to loan to the Registrant the principal amount of $6 million   (the "BHC Loan"), with $3.5 million of the BHC Loan  being  funded at the closing of the BHC Loan and an additional $2.5 million to be funded if and when BHC in its sole discretion, agrees to advance all or a portion of such amount. The outstanding principal amount of the  BHC Loan is payable on March 31, 2002, with interest payable monthly on the outstanding principal balance of the BHC Loan at the annual rate of $13.75%. As of January 31, 2001, the monthly interest payment obligation was $40,104. The proceeds from the BHC Loan will be used for the Registrant's working capital purposes.

As collateral for the repayment of the BHC Loan, the Registrant has granted to BHC a subordinated security interest in all of its accounts receivables, equipment, general intangibles, inventory, investment property, all deposits, books and records, proceeds and products thereof  (the "BHC Collateral").  With certain exceptions, BHC's right to receive payment and assert its security interest under  the BHC Loan is subordinated to the prior payment of up to $25 million to PNC Bank, National Association ("PNC") under the Loan Agreement, dated December 22, 2000, between the Registrant and PNC which governs the $22 million credit facility provided by PNC to the Registrant (the "PNC Credit Facility"). In connection with the Loan Agreement, the PNC Credit Facility was amended to allow the Registrant to use the proceeds from any issuance of equity or subordinated indebtedness after January 31, 2001, to pay all Subordinated Loans (as defined in the First Amendment to Loan Agreement and Consent, dated January 30, 2001, between PNC and the Registrant), including the BHC Loan.

Under the terms of the Loan Agreement, the Registrant, on a consolidated basis, is subject to a net worth requirement as of the end of each fiscal quarter of not less than $7 million and fixed charge coverage ratio requirements. The Registrant has also agreed not to incur any Indebtedness (as defined in the Loan Agreement) in excess of $45 million, other than certain enumerated exceptions. The Registrant has agreed that it will not pay any dividends on any shares of capital stock of the Registrant (other than dividends payable with shares of the class of stock on which the dividend is declared).

Subordination Agreements. In connection with the consummation of the  Loan Agreement with BHC,  BHC required the Ann L. Sullivan Living Trust, dated  September 6, 1978, and the Thomas P. Sullivan  Living Trust, dated September 8, 1978 (collectively the "Sullivan Trusts") to each enter into certain Subordination Agreements, each dated January 31, 2001. Thomas P. Sullivan, a trustee of the Thomas P. Sullivan Living Trust, is a director of the Registrant. Under the terms of the Subordination Agreements, the Sullivan Trusts have subordinated all amounts owing by the Registrant to the Sullivan Trusts in favor of the Registrant's obligations to  BHC.  Notwithstanding the subordination, the Registrant may (a) as long a no event of default under the Loan Agreement with  BHC  has occurred and is continuing and if such payments  would not create an event of default, continue to make regularly scheduled payments of principal and interest owing under certain promissory notes, dated May 28, 1999, in the original aggregate principal amount of $4.7 million, which were issued to the Sullivan Trusts in connection with the Registrant's acquisition of Perma-Fix of Michigan, Inc., Perma-Fix of South Georgia, Inc., and Perma-Fix of Orlando, Inc.; and (b) make such payments as may be required pursuant to a certain Mortgage, dated May 28, 1999, by Perma-Fix of Michigan, Inc. in favor of the Sullivan Trusts.

Warrants. Pursuant to the terms of the Loan Agreement and in order to induce  BHC into extending the BHC Loan, the Registrant issued to BHC certain warrants (the "BHC Warrants") having a term of five years and allowing the purchase under certain conditions of up to 817,148 shares of the Registrant's common  stock, par value $.001 per share (the  "PESI Common Stock"),  subject to being decreased as discussed below and subject further to antidilution provisions contained therein, at an initial exercise price equal the average closing price of one share of PESI Common Stock as reported on the NASDAQ for the five trading days immediately preceding the date of the Loan Agreement (the "FMV") multiplied by 75% (the "Closing  Price"). The terms of the  BHC Warrants provide that the number of shares which may be purchased upon  the exercise of the  BHC Warrants will automatically increase and the exercise price will be subject to  adjustment if the BHC Loan is not paid in full prior to certain specified dates based on the following:

If the BHC Loan is not paid in full on or prior to. . .	Then the BHC Warrants will be exercisable for. . .	At an exercise price equal to the lower of the Closing Price or the FMV as of . . .
July 31, 2001	1,026,627 shares	July 31, 2001
August 31, 2001	1,236,112 shares	August 31, 2001
September 30, 2001	1,445,597 shares	September 30, 2001
October 31, 2001	1,655,082 shares	October 31, 2001
November 30, 2001	1,864,567 shares	November 30, 2001
December 31, 2001	2,074,052 shares	December 31, 2001
January 31, 2002	2,283,537 shares	January 31, 2002
March 31, 2002	3,783,537 shares	March 31, 2002
Each 30 days after March 31, 2002	an additional 300,000 shares for each 30 days	March 31, 2002

The terms of the BHC Warrants further provide that, notwithstanding the automatic increase in the number of shares exercisable under the BHC Warrants as reflected above, the total number of shares exercisable under the BHC Warrants will be decreased pro rata if the amount of the  BHC Loan is below $6 million as of the  above referenced measuring dates, and the number of shares exercisable under the BHC Warrants will be adjusted pro rata for any partial prepayment of principal after Closing, subject to a $400,000 minimum prepayment.

Notwithstanding the foregoing, the total number of shares of  PESI Common Stock issued pursuant to the  terms of the BHC Warrant will not exceed 4,465,910 or such other number as determined to be 19.9% of the total issued and outstanding shares of  PESI Common Stock of the Company as of January 30, 2001.

The holder of the BHC Warrant may, at any time and from time to time during the term  of   the   BHC  Warrant, request the registration with the Securities and Exchange Commission (the "Commission") of the BHC Warrant and PESI Common Stock issuable upon the exercise of the BHC Warrant. In addition, the holder of the  BHC Warrant is entitled, subject to certain conditions, to include the  BHC Warrant and PESI  Common Stock issuable upon the exercise of the BHC Warrant in a registration statement covering other securities which the Registrant proposes to register.

Stand-Still Agreement.

In connection with the consummation of the PNC Credit Facility, PNC Bank required the Registrant,  Perma-Fix of Michigan, Inc. (a subsidiary of the Registrant), and  RBB Bank Aktiengesellschaft ("RBB   Bank") to enter into a Stand-Still Agreement, dated December  22,  2000, with PNC Bank. The Stand-Still   Agreement provides, among other things, that until July 1, 2001, the Registrant and Perma-Fix of Michigan, Inc. will not make any payments on, and  RBB Bank will not accept take any payments with respect to,  the   $3 million loan, dated August 29, 2000, by  RBB Bank to the Registrant and the $750,000 loan, dated July 12, 2000, by RBB Bank to the Registrant (together, the "RBB Loans"). In addition, prior to July 1, 2003,  RBB Bank agreed to not take any action or initiate any proceedings, judicial or otherwise, to enforce  RBB Bank's rights or remedies with respect to  the  RBB Loans or obtain any judgment or prejudgment  remedy against, the Registrant or  Perma-Fix of Michigan, Inc. The Stand-Still Agreement will remain  effective until payment in full of all outstanding obligations under the PNC Credit Facility.

Warrant Exercise.

On December 20, 2000, the Registrant amended a warrant issued to  RBB Bank, dated July 17, 1996 (the  "RBB Warrant"), for the purchase of up to 1,000,000 shares of  PESI Common Stock at a purchase price  of $3.50 per share. The RBB Warrant was amended to reduce the exercise price as to 200,000 shares of the 1,000,000 shares of  PESI Common Stock issuable upon the exercise of the RBB Warrant from $3.50  per share to $1.00 per share. The exercise price of the other 800,000 shares of  PESI Common Stock issuable  upon the exercise of the RBB Warrant remains at $3.50 per share. RBB Bank has exercised the RBB Warrant for the purchase of 200,000 shares of PESI Common Stock at an exercise price of $1.00 per share. As of January 1, 2001, RBB Bank beneficially owned 10,024,030 shares of the Registrant's common stock, consisting of 6,512,780 outstanding shares of common stock and 3,511,250 shares of common stock which may be acquired by  RBB Bank upon the exercise of various warrants issued by the Registrant.

Agreement to Acquire East Tennessee Materials and Energy Corporation.

The Registrant has entered into a Stock Purchase Agreement (the "Purchase Agreement") with East Tennessee Materials and Energy Corporation, a Tennessee corporation ("M&EC"), and all of the shareholders of M&EC, dated as of January 18, 2001. However, the Purchase Agreement was not executed by all of the parties thereto until February 22, 2001. The Purchase Agreement provides for the acquisition of all of the outstanding common stock of M&EC by the Registrant and M&EC with (a) M&EC acquiring 20% of its currently outstanding shares of common stock of M&EC, and (b) the Registrant acquiring the remaining outstanding shares of M&EC common stock (collectively, the "M&EC Acquisition"). Following consummation of the M&EC Acquisition, the Registrant will own all of the issued and outstanding common stock of M&EC.

If the acquisition of M&EC is completed, the purchase price to be paid by the Registrant for the M&EC common stock is approximately $3 million, which is payable by the Registrant issuing approximately 2,024,000 shares of the PESI Common Stock to the shareholders of M&EC. In addition, as partial consideration of the M&EC Acquisition, M&EC will issue shares of its newly created Series B Preferred Stock to certain shareholders of M&EC having a stated value of approximately $1.5 million.

The Registrant has previously loaned to M&EC approximately $1.4 million for M&EC's working capital purposes. Prior to the M&EC Acquisition, M&EC issued to the Registrant promissory notes evidencing all loans from the Registrant to M&EC and pledge to the Registrant all of M&EC's assets as security for the repayment of the promissory notes.

As a condition to the M&EC Acquisition, all of the participants in the M&EC's employee benefit plans must release M&EC and the Registrant from certain liabilities relating to such plans under the Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"). In addition, M&EC and the applicable  governmental authorities must have entered into resolution agreements satisfactory to the Registrant regarding  the resolution of any M&EC liabilities arising under  ERISA in connection with such plans. The  consummation of the M&EC Acquisition is further conditioned, among other things, upon M&EC and the applicable governmental authorities having entered a settlement satisfactory to the Registrant of all matters between the Internal Revenue Service ("IRS") and M&EC relating to the payment or failure to pay taxes.

Issuance of Warrants.

The Registrant engaged Ryan, Beck & Co., Inc. ("Ryan Beck") and Larkspur Capital Corporation ("Larkspur") to assist the Registrant in completing a private placement of the Registrant's securities and/or a new credit facility. In connection therewith, the Registrant issued the following warrants, each having a term of five years and an exercise price of $1.44 per share, the average closing price of the PESI Common Stock as reported on the NASDAQ for the five trading days immediately preceding the date of the issuance of the respective warrants: (a) on the date of the engagement, a warrant to Ryan Beck allowing the purchase of up to 75,000 shares of PESI Common Stock and a warrant to Larkspur allowing the purchase of up to

75,000 shares of PESI Common Stock; (b) on the closing of the BHC Loan, a warrant to Ryan Beck allowing the purchase of up to 85,069 shares of  PESI Common Stock and a warrant to Larkspur allowing  the purchase of up to 85,069 shares of  PESI Common Stock; and (c) on the closing of the PNC Credit  Facility, a warrant allowing the purchase of up to 534,722 shares of  PESI Common Stock and a warrant to Larkspur allowing the purchase of up to 534,722 shares of  PESI Common Stock. Ryan Beck has assigned  382,734 of such warrants to two of its partners in equal shares.

Item 7.  Financial Statements and Exhibits.

    (c)     Exhibits.

              2.1     Stock Purchase Agreement, dated January 18, 2001, among the Registrant, East Tennessee Materials and Energy Corporation, Performance Development Corporation, Joe W. Anderson, M. Joy Anderson, Russell R. and Cindy F. Anderson, Charitable Remainder Unitrust of William Paul Cowell, Kevin Cowell, Trustee, Joe B. and Angela H. Fincher, Ken-Ten Partners, Michael W. Light, Management  Technologies, Incorporated, M&EC 401(k) Plan and Trust,  PDC 401(k) Plan and Trust, Robert N.  Parker, James C. Powers, Richard William Schenk, Trustee of the Richard Schenk Trust dated November 5, 1998, Talahi Partners, Hillis Enterprises, Inc., Tom Price and Virginia Price, Thomas John Abraham, Jr. and Donna Ferguson Abraham. The Stock Purchase Agreement contains a brief list identifying all schedules and exhibits to the Stock Purchase Agreement. Such schedules and exhibits are not filed herewith, and the Registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Commission upon request.

            99.1     Loan and Security Agreement by and between the Registrant and  BHC Interim Funding,  L.P., dated January 31, 2001. This agreement contains a list of schedules and exhibits omitted from the filed  copy and the Registrant agrees to furnish  supplementally a copy of any of the omitted schedules or exhibits  to the Commission upon request.

            99.2     Stand-Still Agreement, dated December 22, 2000, among the Registrant,  Chem-Met  Services, Inc., PNC Bank, National Association, and RBB Bank Aktiengesellschaft.

            99.3     Subordination Agreement, dated January 31, 2001, among the Registrant, the Ann L. Sullivan Living Trust dated September 6, 1978, and BHC Interim Funding, L.P. A substantially similar Subordination Agreement was entered among the Registrant, the Thomas P. Sullivan Living Trust dated September 8, 1978, and BHC Interim Funding, L.P., and will be provided to the Commission upon request.

            99.4     Subordination Agreement, dated January 31, 2001, among the Registrant, PNC Bank, National Association, and BHC Interim Funding, L.P.

            99.5     Warrant, dated January 31, 2001, for the purchase of 817,148 shares of the Registrant's  common stock issued by the Registrant to  BHC Interim Funding L.P.

            99.6     Warrant, dated December 22, 2000, issued by the Registrant to Ryan, Beck & Co, LLC (formerly Ryan, Beck & Co., Inc.) ("Ryan Beck") for the purchase of 213,889 shares of the Registrant's common stock. Substantially similar warrants for the purchase of an aggregate 191,067 shares of the Registrant's common stock assigned by Ryan Beck to each of Randy F. Rock and Michael J. Kollender, along with the remaining 98,768 warrants issued to Ryan Beck will be provided to the Commission upon request. Substantially similar warrants issued to Larkspur Capital Corporation for the purchase of an aggregate 694,791 shares of the Registrant's common stock will be provided to the Commission upon request.

            99.7     First Amendment to Loan Agreement and Consent, dated January 30, 2001, between the Registrant and PNC Bank, National Association.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                           PERMA-FIX ENVIRONMENTAL
                                                                          SERVICES, INC.

                                                                          By:    /s/ Richard T. Kelecy
                                                                               Richard T. Kelecy
                                                                               Chief Financial Officer

Dated:  February 26, 2001

K:\PESI\8K\0101\01-31-01.8k21.wpd